SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2009

Jedediah Resources Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-156091	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 – 111, 5th Ave., S.W., Suite 304 Calgary, Alberta, Canada	T2P 3Y6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  403-481-9504

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 30, 2009, the board of directors appointed Soren Nielsen to act as a member of our board of directors.

There is no arrangement pursuant to which Mr. Nielsen was selected as a director.

Mr. Nielsen has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

On October 30, 2009, the board of directors appointed Mads Munch to act as our Secretary.

From 1998 to 2007, Ms. Munch was employed at the New Danish Theatre.  She has a Bachelor degree from the Royal Danish Music Academy. She is the owner and founder of Fortemusic.dk.

There are no family relationships between Ms. Munch and any of our directors or executive officers.

Aside from the following, Ms. Munch has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jedediah Resources, Inc.

/s/Ola Jukvam-Wold
Ola Juvkam-Wold
Date: November 9, 2009